Other amounts recoverable	12 Months Ended
Dec. 31, 2023
Other Amounts Recoverable
Other amounts recoverable

18.	Other amounts recoverable

These refer to Fistel credit amounts arising from the reduction of the customer base, which may be offset by future changes in the base, or used to reduce future obligations, and are expected to be used in the reduction of the TFF contribution (operating supervision fee) due to ANATEL.

On December 31, 2023, this credit is R$ 80,963 (R$ 26,519 on December 31, 2022).